SUBSTITUTE TRUSTEE'S DEED

THE STATE OF TEXAS)

COUNTY OF HARRIS  )

     WHEREAS, JMB INCOME PROPERTIES, LTD.-X, an Illinois limited partnership qualified to do business in Texas, whose Managing General Partner is JMB Properties-X, Inc., an Illinois corporation ("Debtor") executed a Deed of Trust and Security Agreement (the "Deed of Trust") conveying to Paul A. Patrick, Trustee, covering and encumbering the real and personal property hereinafter described (the "Mortgaged Property"), to secure THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation ("VALIC"), in the payment of the principal of, interest on all and all other amounts, due under that certain Promissory Note (the Note") dated December 20, 1984, in the original principal sum of $15,150,000.00, executed by Debtor and payable to the order of VALIC;

     WHEREAS, the Deed of Trust was filed under Clerk's File
No. J829724, and recorded under Film Code Reference No. 002-
78-0802, et seq., Official Public Records of Real Property of
Harris County, Texas;

     WHEREAS, payment of the Note is further secured by various other financing statements, assignments from Debtor, as assignor, to VALIC, as assignee, including without limitation: (a) an Assignment of Lessor's Interest in Leases dated December 20, 1984, filed under Clerk's File No. J829725, and recorded under Film Code Reference No. 002-78-0815, et seq., Official Public Records of Real Property of Harris County, Texas; and (b) an Assignment of Operating Agreement dated December 20, 1984, such instruments together with the Deed of Trust being collectively referred to as the "Security Instruments";

     WHEREAS, the Note matured on January 1, 1995, and remains unpaid;

     WHEREAS, VALIC, pursuant to the provisions of the Deed of Trust, has removed all prior Trustees and named, designated and appointed IRENE K. CRUDEN, SUBSTITUTE TRUSTEE by that certain instrument entitled "Removal of All Prior Trustees and Appointment of Substitute Trustee" dated July 10, 1995, filed under Clerk's File No. R474573, Official Public Records of Real Property of Harris County, Texas;

     WHEREAS, VALIC, the present owner and holder of the Note, has requested the undersigned Substitute Trustee to sell the hereinafter described real and personal property to satisfy the unpaid principal amount of the Note, with accrued interest thereon, and other sums due and payable under the Deed of Trust; accordingly, Irene K. Cruden the Substitute Trustee caused notices to be posted as required by law and as directed by and on behalf of VALIC, mailed at least twenty-one (21) days preceding the date of the sale, a Notice of Substitute Trustee's Sale (the "Notice") dated September 8, 1995, by certified U.S. Mail, return receipt requested, to Debtor, at the addresses most recently shown on the records of VALIC, all as set forth in the affidavit of Irene K. Cruden attached hereto as Exhibit "B";
                                                   ----------
the Notice required to be posted was posted at the County Court House of Harris County, Texas, on September 11, 1995, and a duplicate copy of the Notice was filed in the Office of the County Clerk of Harris County, Texas, on September 11, 1995, all as set forth in the affidavit of John Searcy attached hereto as Exhibit "C";
----------
     WHEREAS, pursuant to the foregoing and in accordance with the Deed of Trust and the laws of the State of Texas, Irene K. Cruden, Substitute Trustee under the Deed of Trust, proceeded to sell the hereinafter described real and personal property for cash to the highest bidder at public vendue at the area Northwest of the stairwell railing in the first floor lobby of the Harris County Family Law Center as the area at the Courthouse Where Sales Pursuant to Section 51.002 of the Texas Property Code are to take place, which Order was filled on November 18, 1987, under County Clerk's File No. L-430550, and recorded under Film Code Reference No. 198-25-0322, in the Official Public Records of Real Property of Harris County, Texas); said location being the county in which said real and personal property is located and being the county designated in the Notice as the County of Sale. In accordance with the provisions of the Texas Property Code, Section 51.002, the sale did begin at 1:41 p.m. on October 3, 1995, being not later than three hours after the time set forth in the Notice, and the real and personal property herein described was sold to THE VARIABLE ANNUITY LIFE INSURANCE COMPANY, a Texas corporation (the"Purchaser"), for the sum of Seven Million Six Hundred Thousand and No/100 Dollars ($7,600,000.00), said sum being the highest cash bid for the herein described real and personal property, and the Purchaser being the highest cash bidder.

     NOW, THEREFORE, KNOW ALL MEN BY THESE PRESENTS: That I, Irene K. Cruden of Harris County, Texas, the Substitute Trustee under the Deed of Trust and under and by virtue of the power of sale granted me under the Deed of Trust and in consideration of the sum of Seven Million Six hundred Thousand and No/100 Dollars ($7,600,000.00), in cash paid by Purchaser, the receipt of which is hereby acknowledged, have GRANTED, SOLD, and CONVEYED, and by these presents do GRANT, SELL, and CONVEY unto Purchaser, the following described real and personal property, to wit:

     A.    Tract I:   24.7553 acre tract of land situated in
the William Vince Survey, Abstract No. 78, Harris
County, Texas. Said 24.7553 acre tract is part of the original Southmore Addition Subdivision (now abandoned), as recorded in Volume 26, Page 5 of the Harris County Map Records, said 24.7553 acres being more particularly described by metes and bounds on Exhibit "A" attached hereto and made a part hereof for all purposes.

           Tract II:   Easement and other rights appurtenant to
           ---------
           Tract I, as created by that certain Operating Agreement dated as of February 20, 1981, filed for record on April 28, 1981, in the Official Public Records of Real
Property of Harris County, Texas under County Clerk's File No. G951778 by and among Federated Stores Realty, Inc., Federated Department Stores Inc., Alstores Realty Corporation and Allied Stores of Texas, Inc. and supplement letters and agreements
thereto as described in           Assignment of Operating
Agreement from Federated Stores Realty, Inc. to JMB Income Properties, Ltd.-X dated October 19, 1983, filed for record on October 20, 1983 in the Official Public Records of Real Property of Harris County, Texas under County Clerk's File No. J197059 (Tract I and Tract II being collectively referred to as the "Land").

     B. Any and all buildings, open parking areas and other improvements, and any and all additions, alterations, or appurtenances thereto, placed or constructed upon the Land or any part thereof (the "Buildings").

     C. All materials, supplies, equipment, apparatus and other items owned by Debtor on the date of the Deed of Trust or thereafter attached to, installed in or used in connection with (temporarily or permanently) any of the Buildings or the Land, including but not limited to any and all partitions, window screens and shades, drapes, rugs, and other floor coverings, awnings, motors, engines, boilers, furnaces, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatus and equipment, water tanks, swimming pools, heating, ventilating, plumbing, laundry, incinerating, air conditioning and air cooling equipment and systems, gas and electric machinery, appurtenances and equipment, disposals, dishwashers, refrigerators and ranges, and recreational equipment and facilities of all kinds (the "Fixtures").

     D. Any and all leases, subleases, licenses, concessions or other agreements (written or verbal, in effect onthe date of the Deed of Trust or thereafter) which grant a possessory interest in and to, or the right to use, the Land, save and except any and all leases, subleases or other agreements pursuant to which Debtor is granted a possessory interest in the Land (the "Leases").

     E. All rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances in anywise appertaining to the Land, Buildings, Fixtures, Personalty, and Rents, and all right, title and interest of Debtor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof.

     F. All additions, appurtenances, substitutions, replacements and revisions of the Land, Buildings, Fixtures, Personalty, and Rents and all reversions and remainders therein.

     G. All of Debtor's right, title and interest in to any award, awards, remuneration, settlements or compensation made prior to the date of the Deed of Trust or thereafter to be made by any governmental authority to the present or any
subsequent owner of   the Land, Buildings, Fixtures or
Personalty (as hereinafter described), including those for any vacation of, or change of grade in, any streets affecting the Land or the Buildings.

     H. Any and all of other security and collateral of any nature whatsoever, on the date of the Deed of Trust or thereafter given for the repayment of the Note or the performance and discharge of the Obligations (defined in the Deed of Trust).

     I. All of the right, title and interest of Debtor in and to all furniture, furnishings, equipment, machinery, goods, general intangibles, money, accounts, contract rights, inventory and all other personal property (other than the Fixtures) of any kind or character as defined in and subject to the provisions of the Texas Business and Commerce Code (Article 9-Secured Transactions) on the date of the Deed of Trust or thereafter located upon, within or about the Land and the Buildings, together with all accessories, replacements and substitutes thereto or therefor and the proceeds thereof (the "Personalty").

     J. All of the rents, revenues, income, proceeds, profits and other benefits paid or payable by parties to the Leases other than Debtor for using, leasing, licensing, possessing, operating from, residing in, selling in, selling or otherwise enjoying the Mortgaged Property ("Rents").


     TO HAVE AND TO HOLD the Mortgaged Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Purchaser, its successors and assigns forever; and for and on behalf of Debtor, its successors and assigns I, Irene K. Cruden, Substitute Trustee under the Deed of Trust and in no other capacity do hereby bind Debtor, its successors and assigns, to warrant and forever defend the Mortgaged Property unto Purchaser, its successors and assigns, against all persons whomsoever lawfully claiming or to claim the same or any part thereof, subject to (i) all liens, easements, building lines, restrictive covenants, and other matters existing of record on the date of the Deed of Trust or subsequently made superior to the Deed of Trust by written agreement of VALIC, (ii) all unpaid ad valorem taxes which are not being paid out of the proceeds of the foreclosure sale and
(iii) that certain Declaration of Subordination executed by VALIC on August 31, 1995 and filed in the Official Public Records of Real Property of Harris County, Texas, on September 1, 1995 under County Clerk's File No. R558053 and the Leases described therein. The warranty of title herein made is made on behalf of Debtor, its successors and assigns, and I, Irene
K. Cruden, Substitute Trustee, make no warranty of title (express or implied), whether individually or in any capacity whatsoever, except on behalf of and binding upon Debtor, its, successors and assigns, and to the extent that I, Irene K. Cruden, Substitute Trustee under the Deed of Trust, am authorized to do so.


     EXECUTED this 5th day of October, 1995.
                    ---


                            Irene Cruden, Substitute Trustee
                            -----------------------------------
                            IRENE K. CRUDEN, SUBSTITUTE TRUSTEE





Purchaser's Address for purposes of V.T.C.A., Property Code, Section 11.003:

The Variable Annuity Life Insurance Company
2929 Allen Parkway, 34th Floor
Houston, Texas 77019
Attn:   Real Estate Director
                            EXHIBIT "A"
                            ----------

                            TRACT I
                            --------

THE STATE OF TEXAS)

COUNTY OF HARRIS)

     FIELDNOTE DESCRIPTION OF 24.7553 acre tract of land situated in the William Vince Survey, Abstract No. 78 in Harris County, Texas. Said 24.7553 acre tract is part of the original Southmore Addition Subdivision (now abandoned), as recorded in Volume 26, Page of the Harris County Map Records, said 24.7553 acres is more particularly described by metes and bounds as follows:

     BEGINNING at a 5/8-inch iron rod found at the intersection of the Southerly right-of-way line of Ellsworth
Drive (60-foot wide right-of-way) with the Westerly right-of-way line of Minerva Drive (60-foot wide-right-of-way);

     THENCE, South 01 degrees 47' 00" East, along said Westerly right-of-way line of Minerva Drive, for a distance of 247.37 feet to a point for corner;

     THENCE, North 89 degrees 58' 56" West, leaving said Westerly right-of-way line of Minerva Drive, for a distance of 320.36 feet to a point for corner;

     THENCE, North, for a distance of 30.00 feet to a point for corner;

     THENCE, North 45 degrees 00'00" West, for a distance of 65.08 feet to a point for corner;

     THENCE, West, for a distance of 58.98 feet to a point for corner;

     THENCE, North, for a distance of 114.00 feet to a point for corner;

     THENCE North, 45 degrees 00' 00" West, for a distance of 42.43 feet to a point for corner;

     THENCE, North, for a distance of 168.00 feet to a point for corner;

     THENCE, North, 45 degrees 00" 00" West, for a distance of 42.43 feet to a point for corner;

     THENCE. North, for a distance of 164.54 feet to a point for corner;

     THENCE, North, 45 degrees 00' 00" West, for a distance of 314.63 feet to a point for corner;


     THENCE, South 45 degrees 00' 00" West, for a distance of 275.00 feet to a point for corner;

     THENCE, North, 45 degrees 00' 00" West, for a distance of 67.00 feet to a point for corner;

     THENCE, North 45 degrees  00'  00"  East, for a distance of
275.00 feet to a point for corner;

     THENCE, North 45 degrees 0  00'  00" West, for a distance of
5.31 feet to a point for corner;

     THENCE, North 45 degrees 00' 00" East, for a distance of 357.50 feet to a point for corner;

     THENCE, South 45 degrees 00'00" East, for a distance of 45.00 feet to a point for corner;

     THENCE, North 45 degrees 00' 00" East, for a distance of 64.50 feet to a point for corner;

     THENCE, North 45 degrees 00' 00" West for a distance of 39.69 feet to a point for corner;

     THENCE, North 45 degrees 00' 00" East, for a distance of 116.33 feet to a point for corner

     THENCE, North 25 degrees 00' 00" West, for a distance of 60.65 feet to a point for corner;

     THENCE, North 65 degrees 00' 00" West, for a distance of 60.65 feet to a point for corner;

     THENCE, North 25 degrees 00' 00" West, for a distance of 60.65 feet to a point for corner;

     THENCE, North 65 degrees 00' 00" West, for a distance 60.65 feet to a point for corner;

     THENCE, North, 25 degrees 00' 00" West, for a distance 60.65 feet to a point for corner;

     THENCE, North 65 degrees 00' 00" West, for a distance 69.58 feet to a point for corner;

      THENCE, North , for a distance of 98.45 feet to a point for corner;

     THENCE, South 89 degrees 58' 30" East, for a distance of 22.50 feet to a 5/8-inch iron rod found for corner;

     THENCE, North, for a distance of 140.00 feet to a "X" cut in concrete found for corner in the Southerly right-of-way line of East Harris Avenue (60-foot wide right-of-way);

     THENCE, South 89 degrees 58' 30" East, along said Southerly right-of-way line of East Harris Avenue, for a distance 770.15 feet to a 5/8-inch iron rod found for corner;

     THENCE, South 00 degrees 00' 15" East, leaving said Southerly right-of-way line of East Harris Avenue, for a distance of 1,174.62 feet to a 5/8-inch iron rod found for corner;

     THENCE, North 89 degrees 59' 35" West, for a distance of 305.00 feet to a 5/8-inch iron rod found for corner;

     THENCE, South 00 degrees 02' 29" West, for a distance of 235.00 feet to a 5/8-inch iron rod found for corner in the Northerly right-of-way line of said Ellsworth Drive;

     THENCE, South 00 degrees 01' 24" West, for a distance of 60.00 feet to a 5/8-inch iron rod found for corner in the Southerly right-of-way line of said Ellsworth Drive;

     THENCE, South 89 degrees 58' 36" East, along said Southerly right-of-way line of Ellsworth Drive, for a distance of 129.25 feet to the POINT OF BEGINNING; CONTAINING within these metes and bounds 24.7553 acres (1,078,335 square feet) of land area.


EXHIBIT "B"

AFFIDAVIT

THE STATE OF TEXAS)

COUNTY OF HARRIS  )

     BEFORE ME, on this 5th day of October, 1995, personally
                         ----
appeared IRENE K. CRUDEN, having knowledge of the matters hereinafter set forth, and after being duly sworn, deposed and stated under oath as follows:

     I, Irene K. Cruden, on behalf of The Variable Annuity Life Insurance Company (the "Lender"), the owner and holder of the indebtedness secured by that certain Deed of Trust and Security Agreement dated December 20 , 1984, executed by JMB Income Properties, Ltd. -X, an Illinois limited partnership, to Paul A. Patrick, Trustee, filed under Clerk's File No. J829724, and recorded under Film Code Reference No. 002-78-0802, et seq., Official Public Records of Real Property of Harris County, Texas did give all demands and notices necessary to conduct a foreclosure sale of the property encumbered by the Deed of Trust, including, without limitation, at least twenty-one days preceding the date of the sale made by Irene K. Cruden, Substitute Trustee on the 3rd day of October, 1995, the sending of written notice of the proposed sale by certified U.S. Mail, return receipt requested, postage prepaid, to all persons and parties known to Lender to be obligated on the indebtedness according to the records of Lender, by the deposit of a copy of the Notice of Substitute Trustee's Sale ("Notice") in a post office or official depository under the care and custody of the United States Postal Service. The Notice was sent to the following parties:

Certified Mail - R.R.R.                Certified Mail - R.R.R.
Receipt No. Z  160 995 874             Receipt No. Z 160 995 877
JMB Income Properties, Ltd. - X        JMB Income Properties, Ltd-X
900 N. Michigan Avenue                 875 N. Michigan Avenue
Chicago, Illinois  60611-1575          John Hancock Building Suite 3900
                                       Chicago, Illinois  60611

Certified Mail - R.R.R.                Certified Mail - R.R.R.
Receipt No. Z 160 995 875              Receipt No. Z 160 995 878
JMB Income Properties - X, Inc.        JMB Income Properties-X, Inc.
900 North Michigan Avenue              875 N. Michigan Avenue
Chicago, Illinois 60611-1575           John Hancock Building, Suite 3900
                                       Chicago, Illinois  60611

Certified Mail - R.R.R.                Certified Mail - R.R.R.
Receipt No. Z 160 995 876              Receipt No. Z 160 995-879
JMB Income Properties-X, Inc.          JMB Income Properties, Ltd.-X
875 N. Michigan Avenue                 875 N. Michigan Avenue
John 'Hancock Building, Suite 3000     John Hancock Building,
Suite Chicago, Illinois  60611                     3000
                                       Chicago, Illinois  60611


                                  Irene K. Cruden
                                  _______________________________
                                  IRENE K. CRUDEN

     SUBSCRIBED AND SWORN TO before me, by the said IRENE K.
CRUDEN, SUBSTITUTE TRUSTEE, this 5th day of October, 1995.
                                    ----

                                  Shirley P. Wuest
                            _______________________________
                            Notary Public in and for the State
                            of Texas

                                  SHIRLEY P. WUEST
                                  Notary Public, State of Texas
                                  My Commission Expires 6/9/97
                                                          ------


     THE STATE OF TEXAS)

     COUNTY OF HARRIS  )


     This instrument was acknowledged before me on October 5, 1995, by IRENE K. CRUDEN.

                                       Shirley P. Wuest
                                  _____________________________
                                  Notary Public in and for
                                  The State of Texas



                                  SHIRLEY P. WUEST
                                  Notary Public, State of Texas
                                  My Commission Expires 6/9/97
                                                         ------
                              EXHIBIT "C"


                    AFFIDAVIT OF NOTICE OF POSTING



THE STATE OF TEXAS)
                                  KNOW ALL MEN BY THESE PRESENT:
COUNTY OF HARRIS  )

     BEFORE ME, the undersigned authority, on this day personally appeared JOHN SEARCY, the undersigned Affiant, who is of lawful age and personally known to me, who, after being by me duly Scorn, on oath deposed and said:

     A true and copy of the Notice of Substitute Trustee's
Sale       ("Notice") pursuant to that certain Deed of Trust
and Security Agreement dated December 20, 1984, executed by JMB Income Properties, Ltd.-X, an Illinois limited partnership, to Paul A. Patrick. Trustee, filed under Clerk's File No. ###-##-####, et seq., Official Public Records of Real Property of Harris County, Texas, which Notice is attached to this Affidavit of Posting as Schedule 1 and made a part hereof for all purposes, was posted at the following place, on the following date:


     Place of Posting                        Date of Posting
     ----------------                        ---------------

     Harris County Family Law Center
     (a Harris County Court House)
     1115 Congress
     Houston, Texas                          September 11, 1995

     and filed a duplicate copy of the Notice with the County
     Clerk's office of Harris County, Texas.




                                  John Searcy
                                  --------------------------------
-
                                  JOHN SEARCY
Affiant 's Address:

1603 Cortlandt
Houston, Texas  77008

     SWORN TO AND SUBSCRIBED BEFORE ME, by the said JOHN
SEARCY, this the 4th day of October, 1995.
         ---


                            Shirley P. Wuest
                            -------------------------------------
                            Notary Public in and for the
                            State of Texas

                            SHIRLEY P. WUEST
                            Notary Public, State of Texas
                            My Commission Expires 6/9/97
                                                    ------

     This instrument was acknowledged before me on October 4,

1995, by JOHN SEARCY.

                            Shirley P. Wuest
                            -------------------------------------
-                           Notary Public in and for the
                            State of Texas


                            SHIRLEY P. WUEST
                            Notary Public, State of Texas
                            My Commission Expires 6/9/97
                                                    ------










THE STATE OF TEXAS)

COUNTY OF HARRIS  )

     BEFORE ME, the undersigned authority, on this day appeared IRENE K. CRUDEN, SUBSTITUTE TRUSTEE, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that she executed the same for the purposes and consideration therein expressed, and in the capacity therein stated.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 5th day of October, 1995.


                 Shirley P. Wuest
                 ---------------------------------------------
                 Notary Public in and for the State of Texas


                 SHIRLEY P. WUEST
                Notory Public, State of Texas
                 My Commission Expires 6/9/97
                                       ------






After Recording, Return to:

Irene K. Cruden, Substitute Trustee
Dow, Cogburn & Friedman, P.C.
Suite 2300, 9 Greenway Plaza
Houston, Texas 77046